Exhibit 10.6
AMENDMENT NO. 2 TO
URANIUM LOAN AGREEMENT
THIS AMENDMENT NO. 2 (the “Second Amendment”) to the Uranium Loan Agreement, by and between enCore Energy U.S. Corp, in its capacity as borrower (“Borrower”) and Boss Energy Limited, in its capacity as lender (“Lender”), dated December 5, 2023, as amended by the Amended to Uranium Loan Agreement between the Borrower and Lender dated January 31, 2024 (“ULA”), is made effective this 26 day of February, 2025. Borrower and Lender shall each individually be referred to herein as the “Party” or collectively as the “Parties”.
RECITALS

WHEREAS, Borrower and Lender entered into that certain ULA for the purposes of Lender providing the Loan Material, as such term is defined in the ULA, to Borrower on the terms defined therein;
WHEREAS, the Parties now desire to amend the ULA to extend the Term;

NOW THEREFORE, the Parties do hereby amend the ULA as follows:

1.Section 7.1 of the ULA shall be amended by deleting 7.1 in its entirety and replacing it with the following:

“(a) The Borrower must redeliver and repay (as applicable) the Outstandings on the Repayment Date in accordance with Item 7 of Schedule 1 by:

(i)in accordance with clause (c) below in respect of Loan Material Outstandings, delivering by way of Book Transfer to the Lender's account at the Converter an amount of Loan Material equal to the Loan Material Outstandings, with the related Book Transfer Confirmation to be delivered no later than the Repayment Date; and

(ii)paying an amount of cash equal to all other Outstandings to the Lender, provided, however, that, subject to Item 7 in Schedule 1, the Lender may elect at its own discretion, or the Borrower may request in writing, within ten (10) Business Days before the Repayment Date and the Lender may elect to accept (in its sole discretion), satisfaction of the Loan Material Outstandings by payment of cash equal to the Loan Material Outstandings expressed in pounds multiplied by the Average Weekly Spot Price for the last two weeks ending on the Calculation Dates immediately preceding the Utilization Date.

(b)The Borrower must repay all of the Outstandings to the Lender no later than the Repayment Date, unless otherwise provided in this Agreement.

(c)Loan Material delivered in accordance with subclause (a)(i) above must have its origin in the United States, Canada or Australia.

Legal/90085118_2

Exhibit 10.6

2.Item 7 of Schedule 1 shall be amended by deleting the phrase “The earlier of 12 months from the Utilization Date and February 28, 2025 (or such later date the Repayment Date is extended to under clause 8)” and replacing it with the following:
“(a) On or before February 26, 2025, the Borrower must pay the Lender 118,000lbs at
$100.54/lb ($11,863,720) of the Outstandings in cash.

(b)On or before June 27, 2025, the Borrower must pay the Lender 100,000lbs at 100.54lb plus interest pursuant to Item 5, Schedule 1 ($10,353,967) of the Outstandings in accordance with clause 7.1.
(c)By no later than March 15, 2025, the Lender must notify the Borrower of its election to be paid back in Loan Material, in cash, or a combination thereof, for the Outstandings due on or before June 27, 2025.”

3.Except as expressly set forth in this Second Amendment, nothing herein shall, nor shall it be interpreted to, amend, modify or waive any provision of the ULA and, as amended by this Second Amendment, the ULA is hereby ratified and shall continue in full force and effect in accordance with its terms.

4.Clauses 16.1 through 16.13 of the ULA shall apply to this Second Amendment, mutatis mutandis.

[Signature Page Follows]

Legal/90085118_2

Exhibit 10.6

IN WITNESS WHEREOF, the undersigned has executed the Second Amendment as of the date shown above.

enCore Energy Corp.

By:

Name: Paul Goranson Title: CEO

Boss Energy Limited (ABN 38 116 834 336)

By:

Name: Duncan Craib
Title: Chief Executive Officer

Legal/90085118_2

Exhibit 10.6

APPENDIX I

Start End Days

Uranium Qty (LMO) Uranium Price - AWSP Value of Uranium Annual Interest Rate (IR) # of Days
Interest

Total owing
Repayment 26 Feb 2025 principal (100k lbs) Repayment 26 Feb 2025 interest (200k lbs) Repayment 27 June 2025 principal (100k lbs)
Repayment 27 June 2025 interest (100k lbs)
26/02/2024 26/02/2025 365 100,000 $ 100.54 $ 10,054,000 9% 365 $ 904,860 $ 10,958,860 $ 10,054,000 $ 904,860

26/02/2024    26/02/2025
26/02/2025    27/06/2025
365    121

100,000    100,000
$    100.54 $    100.54
$ 10,054,000.00 $ 10,054,000.00
9%    9%
365    121
$    904,860 $    299,967

$    10,958,860 $    10,353,967

$    904,860
$ 10,054,000.00
$    299,967
Total $ 10,054,000 $ 1,809,720 $ 10,054,000 $ 299,967
$ 10,958,860	$ 904,860	$ 10,353,967	$ 22,217,687
Repayment 26 February $ 11,863,720.00 Repayment 27 June $ 10,353,967.00 Total repayment $ 22,217,687.00

Legal/90085118_2

Exhibit 10.6
Second Amendment to Uranium Loan Agreement - Boss Energy Limited enCore Energy U.S. Corp vFINAL
Final Audit Report    2025-02-21

"Second Amendment to Uranium Loan Agreement - Boss Energ y Limited enCore Energy U.S. Corp vFINAL" History
Document created by Shona Wilson (swilson@encoreuranium.com)
2025-02-21 - 1:06:25 PM GMT

Document emailed to Paul Goranson (pgoranson@encoreuranium.com) for signature
2025-02-21 - 1:06:30 PM GMT

Email viewed by Paul Goranson (pgoranson@encoreuranium.com)
2025-02-21 - 1:10:24 PM GMT

Document e-signed by Paul Goranson (pgoranson@encoreuranium.com)
Signature Date: 2025-02-21 - 1:10:50 PM GMT - Time Source: server

Agreement completed.
2025-02-21 - 1:10:50 PM GMT

Exhibit 10.6